                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                  FORM 8-K/A
                     AMENDMENT TO FORM 8-K CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                AMENDMENT NO. 2

               Date of Report (Date of earliest event reported):
                               December 31, 1998



                          DATAWARE TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)


         Delaware                    0-21860                 06-1232140
(State or other jurisdiction    (Commission File           (IRS Employer
     of incorporation)               Number)              Identification No.)


                One Canal Park, Cambridge, Massachusetts  02141
             (Address of principal executive offices and zip code)



              Registrant's telephone number, including area code:
                                (617) 621-0820

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 17, 1999             DATAWARE TECHNOLOGIES, INC.



                                  By: /s/ Michael Gonnerman
                                      ------------------------------------------
                                      Michael Gonnerman
                                      Vice President and Chief Financial Officer
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  The undersigned registrant hereby amends Item 7 of its Current Report on Form
8-K filed with the Securities and Exchange Commission on January 14, 1999, as amended on March 16, 1999 (the "Form 8-K) to file the consent of Deloitte & Touche LLP.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibits:
     --------


     2.1 Asset Purchase Agreement dated December 31, 1998, among Dataware, Sovereign Hill and certain Stockholders of Sovereign Hill. (Incorporated by reference to the Form 8-K). Pursuant to Item 601(b)(2) of Regulation S-K, the schedules or exhibits referred to in the Agreement are omitted. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

     23.1 Consent of Deloitte & Touche LLP, independent auditors, filed herewith.